                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the  Registrant  /X/    Filed by a party other than the  Registrant / /
Check the appropriate box:
/ /     Preliminary proxy statement
/ /     Confidential,  for Use of the Commission  Only (as permitted by Rule
        14a-6(e)(2))
/X/     Definitive  proxy  statement
/ /     Definitive additional materials
/ /     Soliciting material under Rule 14a-12

                              SPORTING MAGIC, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee (Check the appropriate box):

/X/     No fee required.

/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title of each class of securities to which transaction applies:
(2)     Aggregate number of securities to which transaction applies:
(3)     Per unit  price  or  other  underlying  value  of  transaction  computed pursuant  to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)     Proposed maximum aggregate value of transaction:
(5)     Total fee paid:

/ /     Fee paid previously with preliminary materials.

/ /     Check box if any part of the fee is offset as provided  by Exchange  Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount Previously Paid:
(2)     Form, Schedule or Registration Statement No.:
(3)     Filing Party:
(4)     Date Filed:

                              Sporting Magic, Inc.
                       7625 Hamilton Park Drive, Suite 12
                              Chattanooga, TN 37421
                             ----------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 15, 2002
                             ----------------------

Dear Stockholders:

            You  are  cordially   invited  to  attend  the  annual   meeting  of
stockholders to be held on Thursday, August 15, 2002 at 10:00 a.m. local time at the Courtyard Chattanooga, located at 2210 Bams Drive, Chattanooga, TN 37421.

            At the annual  meeting,  you will be asked to consider and vote upon the following matters:

            1.    a proposal to elect seven directors;

            2.    a proposal to amend our Certificate of  Incorporation in order to (i)  change our name from  Sporting  Magic,  Inc.  to Next,
                  Inc.,  (ii) update its  provisions so that they are consistent with current  Delaware  law,  (iii)  increase  our  authorized common stock to 50,000,000  shares and (iv) provide for "blank check" preferred stock;

            3.    a proposal  to approve the  adoption of our 2002 Stock  Option
                  Plan;

            4.    a proposal to ratify the appointment of Marcum &  Kliegman
                  LLP as our  independent  auditors  for the fiscal  year ending
                  November 30, 2002; and

            5.    such other  business  as may  properly  come before the annual meeting or any adjournment thereof.

            The Board of Directors  has fixed 5:00 p.m.,  local time on July 15,
2002 as the record  date for  determining  which  stockholders  are  entitled to notice of, and to vote at, the annual meeting, or any adjournment thereof.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE FILL IN, DATE AND
SIGN THE ENCLOSED PROXY CARD AND RETURN IT TO US IN THE SELF  ADDRESSED  STAMPED
ENVELOPE PROVIDED.

                                        By Order of the Board of Directors

                                        /s/ Dan Cooke

                                        Dan Cooke
                                        Chairman of the Board

Chattanooga, Tennessee
July 19, 2002

     (b)  Updating the Certificate of Incorporation in accordance

Proposal No. 5 - Ratification of Appointment of Independent

                              SPORTING MAGIC, INC.
                       7625 Hamilton Park Drive, Suite 12
                          Chattanooga, Tennessee 37421

                                 PROXY STATEMENT

            This proxy  statement is being  furnished to you in connection  with the  solicitation  by the Board of  Directors  of proxies  for use at our annual meeting of stockholders scheduled for Thursday, August 15, 2002 at the Courtyard
Chattanooga,  located at 2210 Bams  Drive,  Chattanooga,  TN 37421 at 10:00 a.m.
local  time,  or  any  adjournment  thereof.  This  proxy  statement,   and  the
accompanying proxy card, are first being mailed to stockholders on or about July
19, 2002.

                 QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:          WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

A:          The purpose of the annual  meeting is to consider  and vote upon the following matters:

            o   a proposal to elect seven directors;

            o   a proposal to amend our Certificate of Incorporation in order to
                (i) change our name from  Sporting  Magic,  Inc. to Next,  Inc.,
                (ii)  update its  provisions  so that they are  consistent  with current Delaware law, (iii) increase our authorized common stock
                to  50,000,000   shares  and  (iv)  provide  for  "blank  check"
                preferred stock;

            o   a proposal  to approve  the  adoption  of our 2002 Stock  Option
                Plan; and

            o   a proposal to ratify the  appointment  of Marcum &  Kliegman
                LLP as our  independent  auditors  for the  fiscal  year  ending
                November 30, 2002.

            At the annual meeting, a representative  will be available to report on our current operations and to answer stockholder questions.

Q:          WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

A:          You are receiving  this proxy  statement and the enclosed proxy card because the Board of Directors is soliciting your proxy to vote your shares of common stock at the annual meeting.  To assist you in your decision making process,  this proxy  statement  contains  pertinent information  about us, the annual  meeting and the  proposals  to be considered.

Q:          WHEN AND WHERE WILL THE MEETING BE HELD?

A:          The annual  meeting of  stockholders  will be held at the  Courtyard
            Chattanooga,  located at 2210 Bams Drive,  Chattanooga,  TN 37421 on
            Thursday, August 15, 2002 at 10:00 a.m. local time.

Q:          WHO IS ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING?

A:          All  stockholders of record at 5:00 p.m. local time on July 15, 2002 are entitled to notice of, and to vote at, the annual meeting.  Each share of our common  stock  entitles  its holder to one vote on each matter properly submitted to stockholders. On the record date, there were 10,999,225  outstanding  shares of our common stock,  held by a total of 953 stockholders.

                                      -1-

Q:          HOW DO I VOTE?

A:          By properly  completing  and signing the enclosed  proxy card,  your shares will be voted as directed.  If no directions  are  specified, your shares will be voted in accordance with the Board of Directors'
            recommendations,  and with  regard to matters  that come  before the annual  meeting,  in the discretion of the persons named as proxies.
            If you are a  registered  stockholder;  that is,  if you  hold  your shares of stock in  certificate  form,  and you  attend  the  annual meeting, you may either mail in your completed proxy card or deliver it to us in  person.  If you hold your  shares  of stock in  "street name;" that is, if you hold your shares of stock through a broker or other nominee, and you wish to vote in person at the annual meeting, you will need to obtain a proxy  card from the  institution  holding your stock.

Q:          CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?

A:          No.  At the  present  time we have not  established  procedures  for telephonic or electronic voting. We may establish such procedures in
            the  future  should  we  determine  that  their  added   convenience
            justifies  their  added  cost.  At this  time,  you may only vote by returning a properly  executed  proxy card or by voting in person at the annual meeting.

Q:          WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

A:          It means  that you have  multiple  accounts  at the  transfer  agent and/or with stockbrokers. Please sign and return all proxy cards you receive to ensure that all of your shares are voted.

Q:          CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

A:          Yes. Even after submitting your proxy card, you can revoke it and/or change  your vote prior to the annual  meeting.  To revoke or change your vote  prior to the  annual  meeting,  simply (i) file a written notice  of  revocation  with  our  secretary,  (ii)  send  us a duly executed  proxy  card  bearing  a later  date  than  the  prior  one submitted  or (iii)  attend the annual  meeting  and vote in person.
            Please note, however, that while giving a proxy does not affect your right to vote in person at the annual meeting, attendance alone will not revoke a previously granted proxy.

Q:          WHAT IS A "QUORUM"?

A:          A quorum is the number of people  required  to be  present  before a meeting can conduct business.  Pursuant to our bylaws,  the presence at the  annual  meeting of at least a  majority  of the  outstanding shares of our common stock as of the record date,  whether in person or by proxy,  is necessary for there to be a "quorum." If you submit a properly executed proxy card, even if you abstain from voting, you will be considered part of the quorum. Shares represented by "broker non-votes" will also be considered part of the quorum.

Q:          WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

A:          The election of each  nominee as a director  requires a plurality of the votes cast by holders of our common stock.

A:          Approval of the proposal to amend our  Certificate of  Incorporation in order to (i) change our name from Sporting  Magic,  Inc. to Next,
            Inc.,  (ii) update its provisions so that they are  consistent  with current Delaware law, (iii) increase our authorized  common stock to
            50,000,000 shares and (iv) provide for "blank check" preferred stock requires  the  affirmative  vote of a  majority  of the  issued  and outstanding shares of our common stock.

A:          Approval of the 2002 Stock Option Plan requires the affirmative vote of a majority  of the issued  and  outstanding  shares of our common stock.

                                      -2-

A:          APPROVAL OF THE  APPOINTMENT  OF MARCUM  &  KLIEGMAN  LLP AS OUR
            INDEPENDENT  AUDITORS  FOR THE FISCAL YEAR ENDING  NOVEMBER 30, 2002
            REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST AT THE
            ANNUAL MEETING.

            Properly   executed   proxy  cards  marked   "ABSTAIN"   and  broker
            "non-votes" will not be voted.  Accordingly,  abstentions and broker
            "non-votes" are tantamount to negative votes.

            PLEASE NOTE THAT DAN COOKE, WILLIAM B. HENSLEY,  III, THE WILLIAM B.
            III AND CINDY S. HENSLEY LIVING TRUST, BRIAN CASTEEL,  SEAN AND LISA
            GARBER AND RAE &  COMPANY HAVE EACH INFORMED US THAT THEY INTEND
            TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS'  RECOMMENDATIONS.
            THE  AGGREGATE  NUMBER  OF  VOTES  HELD  BY  THESE  STOCKHOLDERS  IS
            SUFFICIENT TO SATISFY THE STOCKHOLDER  VOTE  REQUIREMENT FOR EACH OF
            THE PROPOSALS.

Q:          WHAT ARE THE BOARD OF DIRECTORS' RECOMMENDATIONS?

A:          The Board of Directors recommends that you vote:

            o   for the election of all director nominees;

            o   for the amendment to our Certificate of  Incorporation  in order to (i) change our name from Sporting Magic,  Inc. to Next, Inc.,
                (ii)  update its  provisions  so that they are  consistent  with current Delaware law, (iii) increase our authorized common stock
                to  50,000,000   shares  and  (iv)  provide  for  "blank  check"
                preferred stock;

            o   for the adoption of the 2002 Stock Option Plan; and

            o   for the  approval  of  Marcum  &  Kliegman  LLP to  serve as our independent  auditors  for the fiscal year ending  November  30,
                2002.

Q:          WHO IS PAYING  THE COST FOR THIS PROXY  SOLICITATION  AND HOW IS THE
            SOLICITATION PROCESS BEING CONDUCTED?

A:          We will pay the costs associated with this proxy solicitation. We do not anticipate that such costs will exceed those normally associated with  similar  proxy  solicitations.  We will  also,  upon  request, reimburse  brokers,  banks and similar  organizations for reasonable out-of-pocket  expenses incurred in forwarding these proxy materials to their clients.

            In addition to soliciting  proxies  through the mail,  our directors and employees may solicit  proxies in person,  by telephone or other electronic means. None of our directors or employees,  however, will receive any additional compensation for such efforts.

Q:          WHERE CAN I OBTAIN A COPY OF LAST YEAR'S ANNUAL REPORT?

A:          Our Annual  Report on Form 10-KSB for the fiscal  year ended  August
            31,  2001,  and our  Current  Report  on Form  8-K  filed  with  the
            Securities and Exchange Commission (the "SEC") on February 19, 2002,
            and as amended by the  Current  Reports on Form 8-K/A filed on April
            8,  2002 and July 17,  2002,  were  mailed  to you with  this  proxy statement,  but are not  incorporated  into this proxy statement and should not to be considered part of these proxy materials.

            UPON WRITTEN  REQUEST WE WILL SEND EACH  STOCKHOLDER OF RECORD AS OF
            JULY 15,  2002,  WITHOUT  CHARGE,  ADDITIONAL  COPIES OF OUR  ANNUAL
            REPORT ON FORM  10-KSB FOR THE FISCAL  YEAR ENDED  AUGUST 31,  2001,
            INCLUDING FINANCIAL  STATEMENTS AND FINANCIAL  STATEMENT  SCHEDULES,
            BUT EXCLUDING  EXHIBITS,  AS FILED WITH THE SEC. PLEASE ADDRESS YOUR
            REQUEST  TO  NEXT,  INC.,  7625  HAMILTON  PARK  DRIVE,   SUITE  12,

                                      -3-

            CHATTANOOGA,  TENNESSEE  37421,  ATTENTION MR.  CHARLES L. THOMPSON.
            EXHIBITS  WILL BE PROVIDED  UPON  WRITTEN  REQUEST AND PAYMENT OF AN
            APPROPRIATE PROCESSING FEE.

Q:          DO I HAVE DISSENTER'S RIGHTS?

A:          No. The actions  proposed  to be taken at the annual  meeting do not entitle  dissenting  stockholders to any appraisal  rights under the
            Delaware General Corporation Law.

Q:          WHEN ARE  STOCKHOLDER  PROPOSALS  FOR THE  NEXT  ANNUAL  MEETING  OF
            STOCKHOLDERS DUE?

A:          For  stockholder  proposals to be  considered  for  inclusion in the proxy statement for our next annual meeting,  they must be submitted to us in  writing,  no later  than  March  24,  2003.  Please  note, however,  that all proposals  submitted must comply with  applicable laws and  regulations  and follow the  procedures  set forth in Rule
            14a-8 of the Securities Exchange Act of 1934, as amended.

Q:          HOW DO I OBTAIN MORE INFORMATION ABOUT US?

A:          We file annual,  quarterly and current reports and other information with the SEC.  You may read and copy any of these  documents  at the
            SEC's public reference room at 450 Fifth Street,  N.W.,  Washington,
            D.C.  20549.  Please  call  the SEC at  1-800-SEC-0330  for  further information.  Copies of this  material may also be obtained from the
            SEC's  web  site at  http://www.sec.gov,  by  contacting  our  chief financial  officer  at  (423)  296-8213  or  writing  to us at  7625
            Hamilton Park Drive, Suite 12, Chattanooga, Tennessee 37421.

                               SECURITY OWNERSHIP

            The following table sets forth information  concerning  ownership of our common stock (the  "Shares"),  as of July 15, 2002, by (i) each person known to be the beneficial  owner of more than five percent of our outstanding  common stock, (ii) each director, director nominee and executive officer required to be named  hereunder  and (iii) all of our  directors  and  executive  officers as a group.  Unless  otherwise  indicated,  we believe that each stockholder has sole voting and dispositive  power with respect to the Shares  beneficially  owned by him.

                                                       Common Stock Beneficially Owned(1)
                                                --------------------------------------------------
                                                      Shares                  Percentage
                                                      ------                  ----------
Dan Cooke
6430 Cobble Lane
Harrison, TN 37341                                 3,000,000                    27.27%

William B. Hensley, III
c/o Blue Sky Graphics, Inc.
1295 Vernon St
Wabash, IN 46992                                   3,000,000(2)                 27.27%

William B. III and Cindy S. Hensley Living Trust
c/o Blue Sky Graphics, Inc.
1295 Vernon St
Wabash, IN 46992                                   1,500,000                    13.64%

Sean & Lisa Garber
CMJ Ventures, Inc.
3600 Chamberlain Lane
Louisville, Kentucky 40241                         1,260,000(3)                 11.46%

Charles L. Thompson
6419 Bay Shore Drive
Chattanooga, TN 37341                                750,000(4)                  6.82%

                                      -4-

                                                       Common Stock Beneficially Owned(1)
                                                --------------------------------------------------
                                                      Shares                  Percentage
                                                      ------                  ----------

RAE & Company
6419 Bay Shore Drive
Chattanooga, TN 37341                                750,000                     6.82%

Brian Casteel
5212 Country Club Drive
Brentwood, TN 37027                                  379,705                     3.45%

Ronald J. Metz
c/o Bucheri McCarty & Metz LLP
2366 West Blvd
Kokomo, IN 46902                                        --                        --

G. Michael Cross
205 Powell Place
Brentwood, TN 37027                                     --                        --

Salvatore Geraci
c/o Evergreen Management
1400 Williams Street
Chattanooga, TN 37408                                   --                        --

All Directors and Executive Officers as a Group    7,129,705(3)(4)(5)           64.82%
----
* less than 1%

(1)         A person is deemed to be the beneficial  owner of voting  securities that can be acquired by such person  within 60 days after the record date upon the exercise of options and warrants and the conversion of
            convertible  securities.   Each  beneficial  owner's  percentage  of
            ownership is determined  by assuming  that all options,  warrants or convertible  securities  held by such  person (but not those held by any other  person) that are  currently  exercisable  or  convertible
            (i.e., that are exercisable or convertible  within 60 days after the record date) have been exercised or converted.

(2)         Includes  1,500,000 shares  beneficially owned by the William B. III and Cindy S. Hensley  Living  Trust.  William B.  Hensley,  III is a
            "control  person" of the William B. III and Cindy S. Hensley  Living
            Trust and therefore Shares  beneficially owned by the William B. III and  Cindy S.  Hensley  Living  Trust  are set forth in the table as beneficially owned by Mr. Hensley.  Mr. Hensley disclaims beneficial ownership  of the  Shares  held by the  William  B. III and Cindy S.
            Hensley Living Trust.

(3)         All Shares are held by Sean Garber and Lisa Garber as joint  tenants with the right of survivorship.

(4)         Charles  L.  Thompson  is a "control  person"  of RAE & Company  and therefore Shares  beneficially  owned by RAE & Company are set forth in the table as  beneficially  owned by Mr.  Thompson.  Mr. Thompson disclaims beneficial ownership of the Shares held by RAE & Company.

                                      -5-

                                   MANAGEMENT

            Our directors and executive officers are as follows:

        Name                             Age      Position
        ----                             ---      --------
        Dan Cooke                        53       Chairman of the Board
        William B. Hensley, III          52       Chief Executive Officer and Director
        Brian Casteel                    45       President and Director Nominee
        Sean M. Garber                   35       Executive Vice President and Director Nominee
        Charles L. Thompson              51       Chief Financial Officer
        Ronald J. Metz                   43       Director
        G. Michael Cross                 54       Director
        Salvatore Geraci                 55       Director

            The principal  occupation for the past five years and current public directorships of each of our directors, director nominees and executive officers are as follows:

            Dan Cooke. Since February 2002, Mr. Cooke has served as our chairman of the board and from  February  2002-May  2002,  Mr.  Cooke also  served as our president.  Since  1989 and  1997,  respectively,  Mr.  Cooke  has  also  been a principal of our wholly owned subsidiaries, Blue Sky Graphics, Inc. ("Blue Sky")
and Next. Blue Sky and Next are principally engaged in the design,  development, marketing  and  distribution  of  branded  promotional  products  and  imprinted sportswear.

            William B. Hensley, III. Since February 2002, Mr. Hensley has served as a director of ours and as our chief executive  officer.  Since 1989 and 1997, respectively, Mr. Hensley has also been a principal of Blue Sky and Next.

            Brian  Casteel.  Since  June  2002,  Mr.  Casteel  has served as our president.  From 2001-May 2002, Mr. Casteel was a partner and principal at Triad
Capital, LLC, a boutique investment banking firm specializing in capital markets and mergers and  acquisitions.  From  2000-2001,  Mr.  Casteel was the  managing director of the March Group, LLC, a regional investment bank and from 1996-2000,
Mr. Casteel served as Vice  President and General  Manager of Fisher  Scientific
International Inc., the largest laboratory  supplies and equipment  manufacturer and distributor in the United States.

            Sean M.  Garber.  Since  June  2002,  Mr.  Garber  has served as our executive vice  president in charge of sales and marketing.  From 2000-May 2002,
Mr.  Garber was the president  and chief  executive  officer of our wholly owned subsidiary, CMJ Ventures, Inc., a manufacturer of licensed promotional products.
From  1996-2000,  Mr.  Garber  was  president  and chief  operating  officer  of
Industrial Services of America Inc., a management services company  specializing in solid waste management, as well as ferrous, non-ferrous and fiber recycling.

            Charles L. Thompson. Since February 2002, Mr. Thompson has served as our  chief  financial  officer.  From  2001-2002,  Mr.  Thompson  served as Vice
President-Finance  &  Business  Development  of Ameris  Health  Systems,  an
operator of six hospitals. From 1997-2000, Mr. Thompson was Vice President/Chief
Financial Officer of Great Smokies Diagnostics  Laboratory,  and from 1996-1997,
Mr.  Thompson  was  the  principal  of RAE  &  Company,  Inc.,  a  financial consulting firm.

            Ronald J.  Metz.  Since  February  2002,  Mr.  Metz has  served as a director  of ours.  Mr.  Metz has been a  partner  with the  accounting  firm of
Bucheri McCarty & Metz LLP since 1987.

            G.  Michael  Cross.  Since  February  2002,  Mr.  Cross  served as a director of ours.  Mr. Cross has been the director of business  development  for
WealthPort,  Inc., a financial services company,  and a contract  consultant for
FundraisingInfo.com,  an Internet-based  fund-raising  consulting company,  each since 2000. From 1997-1999,  Mr. Cross was a business consultant for CAO, LLC, a

                                      -6-

regional  consulting firm, and from 1993-1997,  Mr. Cross was a sales manager in the public  finance  and  municipal  bond  department  of  Equitable  Securities
Corporation, a regional investment banking firm.

            Salvatore  Geraci.  Since  February  2002,  Mr.  Geraci  has  been a director of ours.  Mr.  Geraci has been the  principal of Evergreen  Management,
Inc. since 1987, a provider of tax, estate,  retirement and investment planning.
Mr. Geraci also serves as an adjunct  professor of accounting and finance at the
University of Tennessee at Chattanooga.

Change in Control

            On February 1, 2002, we, Next,  Buddy Young,  previously our largest stockholder, Dan Cooke, William B. Hensley, III and the William B. III and Cindy
S.  Hensley  Living  Trust,  previously  the sole  common  stockholders  of Next
(together, the "Next Stockholders"),  consummated a reverse acquisition pursuant to an Exchange Agreement, whereby we issued 6,000,000 shares of our common stock to the Next  Stockholders  in exchange  for  6,000,000  shares of Next's  common stock,  par value  $.0001  per  share,  representing  all of Next's  issued  and outstanding common equity (the "Exchange").

            Upon  the  closing  of the  Exchange,  our  then  existing  Board of
Directors, consisting of Buddy Young, L. Stephen Albright and Dennis Spiegelman,
resigned  and caused Dan Cooke,  William B.  Hensley,  III,  Ronald J. Metz,  G.
Michael  Cross  and  Salvatore  Geraci  to  succeed  them in such  capacity.  In addition, Mr. Young and Mr. Albright resigned as executive officers.

            As part of the  Exchange,  we also changed our fiscal  year-end from
August 31 to that of Next's, which is November 30.

                      PROPOSAL NO. 1 ELECTION OF DIRECTORS

Nominees

            Seven  directors  are to be  elected  at  the  annual  meeting.  The nominees for directors are Dan Cooke,  William B. Hensley,  III,  Brian Casteel,
Sean M. Garber,  Ronald J. Metz, G. Michael Cross and Salvatore  Geraci.  In the
event that any  nominee is unable or declines to serve as a director at the time of the annual  meeting,  all proxies  will be voted for any  substitute  nominee designated by the current  Board of Directors.  We have no reason to expect that any nominee will refuse to or be unable to serve as a director.

Vote Required

            A  plurality  of the votes cast by  holders  of our common  stock is required for the election of each nominee.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES.

Directors Meetings and Compensation

            In 2001,  the Board of Directors did not meet,  but acted five times by unanimous written consent.  We do not have a standing audit,  compensation or nominating committee, nor any other committees performing similar functions.

            We did not  compensate  our  directors  during the fiscal year ended
August 31, 2001.

                                      -7-

Executive Compensation

            The following table provides certain information for the years ended
August 31, 1999, 2000 and 2001 concerning  compensation awarded to, earned by or
paid  to  our  prior  president.   None  of  our  executive   officers  received
compensation in excess of $100,000 during fiscal 2001.

                                                      Annual Compensation
                                                      -------------------
                                                                                                           Long Term
                                                                                                          Compensation
                                                                                                          ------------
                                                                                                           Securities
                                                                                      Other Annual         Underlying
Name and Principal Position       Year         Salary ($)         Bonus ($)      Compensation ($)(1)     Options (shares)
---------------------------       ----         ------             -----          -------------------     ----------------
Buddy Young
President and Chief               2001        $27,000(3)            --                      --                   --
    Financial Officer(2)          2000            --                --                      --                   --
                                  1999            --                --                      --                   --

(1)         Perquisites and other personal benefits,  securities or property did not exceed the lesser of $50,000 or 10% of such  executive's  salary and bonus.

(2)         On  February  1,  2002,  Mr.  Young  resigned  as  president,  chief financial officer and as a member of our Board of Directors.

(3)         During  the year ended  August 31,  2001,  as  compensation  for his services as president and chief financial officer,  we issued 75,000 shares of common  stock to Mr.  Young,  which had a market  value of
            $0.36 per share on the date of issuance.

Compensation Committee Interlocks and Insider Participation

            As we have no  compensation  committee,  all members of the Board of
Directors participate in setting our compensation policies.

Board Report on Executive Compensation

            The Board of Directors executive compensation  philosophy is to base management's  pay,  in part,  on the  achievement  of our annual  and  long-term performance goals, to provide  competitive levels of compensation,  to recognize individual initiative,  achievement and length of service with us, and to assist us in attracting  and retaining  qualified  management.  The base salary of each executive officer is reviewed  annually by the Board of Directors,  and adjusted accordingly. We place ourselves between the low and medium levels in determining salaries  compared to other  comparable  businesses.  At this point, we have not established a policy with regard to Section 162(m) of the Internal  Revenue Code of 1986, as amended.

            Mr. Young was our president and chief financial officer for the year ended August 31, 2000, and he received no  compensation  during that period.  In determining  Mr. Young's salary for the year ended August 31, 2001, the Board of
Directors  considered  his  responsibilities  as president  and chief  financial officer,  his performance in managing and directing our operations,  his efforts in helping us improve our capital base and financial condition,  our performance versus other comparable companies and such other factors as described above.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            Buddy Young, our former president and chief financial  officer,  has entered into a  non-competition  agreement with us,  pursuant to which Mr. Young has agreed to forgo  certain  opportunities  to compete  with us in exchange for
90,000 shares of our common stock and $125,000 in cash.

                                      -8-

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section  16(a) of the  Securities  Exchange Act of 1934, as amended, requires our executive officers, directors, and persons who own more than 10% of our outstanding common stock to file initial reports of ownership and changes in ownership with the SEC.  Officers,  directors and greater than 10%  stockholders are required by the SEC's  regulations  to furnish us with copies of all Section
16(a) forms they file. We believe that our executive  officers,  directors,  and greater  than 10%  stockholders  complied  during the year ended August 31, 2001 with all reporting requirements of Section 16(a).

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

            Some  of the  statements  contained  in  this  proxy  statement  are forward-looking  and may  involve  a number of risks  and  uncertainties.  Those statements  are  subject to known and  unknown  risks,  uncertainties  and other factors  that  could  cause  actual  results  to differ  materially  from  those contemplated  by the  statements.  We  caution  you that  these  forward-looking statements  are only  predictions.  We cannot assure you that the future results predicted,  whether expressed or implied, will be achieved.  The forward-looking statements are based on current expectations, and we are not obligated to update this information.

            PROPOSAL NO. 2 -AMENDING OUR CERTIFICATE OF INCORPORATION

Introduction

            On May 1, 2002, our Board of Directors  approved for submission to a vote of the  stockholders a proposal to amend and restate of our  Certificate of
Incorporation,  a copy of which is attached  hereto as Exhibit A, that would (i)
change  our name from  Sporting  Magic,  Inc.  to Next,  Inc.,  (ii)  update its provisions so that they are consistent with current Delaware law, (iii) increase our  authorized  common stock to  50,000,000  shares and (iv) provide for "blank check" preferred stock.

(a)         Changing our name from Sporting Magic, Inc. to Next, Inc.
            ---------------------------------------------------------

Purpose of the Name Change.

            On  February  1,  2002 we  consummated  a reverse  acquisition  (the
"Merger") with Next, Inc., a Delaware corporation ("Next"),  whereby Next became a wholly owned subsidiary of ours. Upon  consummation of the Merger,  all of our directors and executive officers resigned and were replaced by the directors and executive  officers named by Next. In addition,  the business of Next became our business. Given these facts, our present name provides us with very little value in the  marketplace.  Next's  name,  on the  other  hand,  is  widely  known and respected  amongst our customers and suppliers.  Given the fact that Next enjoys this widespread recognition,  that Next now represents our primary business, and that our current name is not well known, the Board of Directors believes that it would be in our best  interest to change our name from Sporting  Magic,  Inc. to
Next, Inc.

Effects of the Name Change

            Changing our name will not have any effect on our corporate  status,
the  rights  of  stockholders  or  the   transferability  of  outstanding  stock
certificates.  Outstanding stock certificates  bearing the name "Sporting Magic,
Inc." will continue to be valid and represent shares of Next, Inc. following the name change.  In the future,  new stock  certificates will be issued bearing our new name,  but this will in no way affect the  validity  of your  current  stock certificates.

            In connection with our name change,  we intend to change our trading symbol from "SPMA" to "NXX".

                                      -9-

(b)         Updating the Certificate of Incorporation in accordance with current Delaware law.
            ------------------------------------------------------------

            Our Certificate of  Incorporation  has not been amended and restated
in full since its  adoption  in 1987.  Since that time,  however,  the  Delaware
General  Corporation  Law ("DGCL"),  which  governs us, has  undergone  numerous changes and caused much our  Certificate  of  Incorporation  to be  unnecessary, ineffective  or  otherwise  inappropriate.  The  proposed  amended and  restated
Certificate of Incorporation  would rectify this problem by deleting  extraneous provisions and inserting new ones that are  consistent  with Delaware law. These changes consist of the following:

            Article Third presently reads as follows:

               "The  nature  of the  business  and,  the  objects  and
               purposes  proposed  to  be  transacted,   promoted  and
               carried  on,  are to do any or all  the  things  herein
               mentioned,  as fully and to the same  extent as natural
               persons  might  or  could  do,  and in any  part of the
               world,  viz:  'The  purpose  of the  corporation  is to
               engage in any lawful act for which  corporations may be
               organized   under  the  General   Corporation   Law  of
               Delaware.'"

            In order to clarify  the  meaning of this  provision  and to make it consistent with Section 102(3) of the DGCL, the amended and restated Certificate of Incorporation  eliminates the introductory  language of Article Third so that it would read as follows:

            "The purpose of the  Corporation  is to engage in any lawful act for which  corporations  may be organized under the General  Corporation
            Law of Delaware."

            Article Seventh presently reads as follows:

               "The  Directors  shall  have  the  power to make and to
               alter or amend  the  By-Laws;  to fix the  amount to be
               reserved as working capital, and to authorize and cause
               to be executed, mortgages and liens without limit as to
               the amount,  upon the  property  and  franchise of this
               corporation.

               With the consent in writing,  and pursuant to a vote of
               the holders of a majority of the capital  stock  issued
               and outstanding, the Directors shall have the authority
               to dispose of, in any manner,  of the whole property of
               the corporation.

               The By-Laws shall determine  whether and to what extent
               the accounts and books of this  corporation,  or any of
               them   shall  be  open  to  the   inspections   of  the
               stockholders;  and no stockholder  shall have any right
               of inspecting any account,  or book or document of this
               Corporation,  except  as  conferred  by the  law or the
               By-Laws, or by resolution of the stockholders.

               The  stockholders and the directors shall have power to
               hold their  meetings and keep the books,  documents and
               papers  of the  Corporation  outside  of the  State  of
               Delaware,  at such  places  as may be from time to time
               designated  by  the  By-Laws  or by  resolution  of the
               stockholders or directors, except as otherwise required
               by the laws of Delaware."

            In order  to  clarify  the fact  that in  addition  to the  Board of
Directors,  our  stockholders  also have the power to make,  alter or repeal our
Bylaws,  as is  provided in Section  109 of the DGCL,  the amended and  restated
Certificate of  Incorporated  replaces the first phrase of the first sentence of
Article Seventh with the following:

               "The  Corporation  hereby  confers  the power to adopt,
               amend  or  repeal  its   By-Laws   upon  the  Board  of
               Directors.  Notwithstanding  the foregoing,  such power
               shall not divest or limit the power of the stockholders
               of the  Corporation  to  adopt,  amend  or  repeal  the
               By-Laws of the Corporation."

            As Section 141(a) of the DGCL provides that the business  affairs of every  corporation  organized  under the laws of the State of Delaware  shall be managed by or under the  direction  of its board of  directors,  it is no longer necessary for our Certificate of Incorporation to specifically provide the Board of Directors with the right to fix our working capital and enter into agreements placing liens on our property.  All of these specific rights are now subsumed by the DGCL's broad grant of power to the Board of Directors to manage our business affairs.  As a result,  the amended and restated  Certificate  of  Incorporation deletes the second clause of the first sentence in Article Seventh.

            The second  sentence of Article  Seventh will be also deleted by the amended and  restated  Certificate  of  Incorporation,  as we are now a publicly
traded  company  with  over  900  stockholders,   making  such  written  consent
impracticable. Moreover, Section 271 of the DGCL already provides that the Board of  Directors  can  sell,  lease or  exchange  all or  substantially  all of our property,  provided  that the  holders of a majority  of our  outstanding  stock consent.

            The third sentence of Article  Seventh is also  unnecessary and will be deleted by the amended and restated Certificate of Incorporation,  as Section
220 of the DGCL  definitively  sets forth a  stockholder's  right to inspect the books and  records of a Delaware  corporation.  Section 220  provides  that "any stockholder, in person or by attorney or other agent, shall, upon written demand under oath  stating the purpose  thereof,  have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom."

            The fourth sentence of Article Seventh is also  unnecessary and will be deleted by the amended and restated Certificate of Incorporation,  as Section
141(g) of the DGCL provides that "unless otherwise restricted by the certificate of incorporation or bylaws, the board of directors of any corporation  organized under this chapter may hold its meetings,  and have an office or offices outside this State."

            Article Eighth presently reads as follows:

               "The Corporation shall, to the full extent permitted by
               Section  145 of the  Delaware  Corporation  Law, as the
               same may be amended and supplemented from time to time,
               indemnify,  all persons whom it may indemnify  pursuant
               thereto.  The  personal  liability  of directors of the
               Corporation is hereby  eliminated to the fullest extent
               permitted by ss.102(b)(7) of the Delaware  General Law,
               as the same may be amended and  supplemented  from time
               to time."

            The amended and restated  Certificate  of  Incorporation  contains a more detailed  indemnification  provision in order to better clarify the breadth of the  indemnification  being  provided  thereunder.  The  Board  of  Directors believes  that  such  an  expanded  indemnification  provision  is in  our  best interest,  as it will better enable us to attract the best  qualified  directors and  executive  officers  who  might  otherwise  be  reticent  to  serve in such capacities due to the fear of potential  liability.  If the amended and restated
Certificate of Incorporation is approved,  Article Eighth will be deleted in its entirety and replaced with the following:

                "EIGHTH:  The personal  liability of the  directors of
            the Corporation is hereby eliminated to the fullest extent permitted by paragraph  (7) of  subsection  (b) of Section
            102 of  the  General  Corporation  Law  of  the  State  of
            Delaware,  as same may be amended  and  supplemented.  Any repeal  or  modification  of  this  Article  SIXTH  by the stockholders of the Corporation shall not adversely affect any right or protection  of a director of the  Corporation with respect to events occurring prior to the time of such repeal or modification.

                NINTH:  The  Corporation  shall, to the fullest extent
            permitted by Section 145 of the General Corporation Law of the  State of  Delaware,  as the same may be  amended  and supplemented,  indemnify any and all persons whom it shall have  power  to  indemnify  under  said  section  from and against any and all of the expenses,  liabilities or other matters referred to in or covered by said section, and the indemnification  provided  for herein  shall not be deemed exclusive of any other  rights to which those  indemnified may be  entitled  under  any  By-Law,  agreement,  vote of stockholders or disinterested directors or otherwise, both as to action in their official capacities and as to action in another capacity while holding such offices,  and shall continue  as to a person who has ceased to be a  director, officer,  employee or agent and shall inure to the benefit
            of  the  heirs,   executors  and  administrators  of  such
            person."

(c)         Increasing our authorized common stock to 50,000,000 shares.
            -----------------------------------------------------------

            Our certificate of incorporation currently authorizes us to issue up to  25,000,000  shares of common  stock.  If no action is taken to increase  our authorized  common stock, we would therefore only be able to issue an additional
11,497,775 such shares (after excluding shares reserved for stock options).  The
Board  of  Directors  believes,   however,  that  having  additional  shares  of
authorized  common stock would give us more flexibility to pursue  acquisitions, declare  stock  splits or dividends  or partake in  convertible  debt and equity
financings   without  the  necessity,   related  costs  and  delays  of  seeking
stockholder  approval.  If the  proposal to increase our  authorized  capital is approved, we will have 36,497,775 unissued and unreserved shares of common stock available for future issuance.

            While this proposed change in our authorized capital is not intended to have any anti-takeover effect, stockholders should note that the availability of  additional  authorized  but  unissued  shares of common  stock could make an attempt to gain  control of either us or the Board of Directors  more  difficult and time consuming. For instance,  although the Board of Directors currently has no intention  of doing so,  shares of common stock could be issued to dilute the percentage of common stock owned by a significant  stockholder  and/or  increase the cost of, or the number of, voting shares necessary to acquire control of the
Board of  Directors or to meet the voting  requirements  imposed by Delaware law with respect to a merger or other business combination  involving us. We are not aware of any  proposed  attempt  to take us over or of any  attempt to acquire a large  block  of our  common  stock.  We have no  present  intention  to use the increased authorized common stock for anti-takeover purposes.

(d)         Providing for Blank Check Preferred Stock.
            -----------------------------------------

Description of the Preferred Stock

            Our present Certificate of Incorporation only authorizes us to issue common stock. The proposed amended and restated Certificate of Incorporation, in contrast,  authorizes  the issuance of up to 10,000,000  shares of "blank check"
preferred  stock,  $.0001 par value per share,  in one or more series.  The term
"blank  check"  preferred  stock  refers to stock  for  which the  designations, preferences, conversion rights, cumulative, relative, participating, optional or
other  rights,   including   voting  rights,   qualifications,   limitations  or
restrictions thereof are determined by the board of directors.

            Therefore,  under the  proposed  amendment,  the Board of  Directors could  authorize the issuance of, at any time or from time to time,  one or more series of preferred stock (subject to stockholder approval if required by law or
stock  exchange  rules)  and  determine  the   designations,   relative  rights,
preferences,  and  limitations  of  such  preferred  stock,  including,  without limitation,  the  designation  of series  and  numbers of  shares;  dividend  or distribution  rights;  rights upon  liquidation or  distribution  of our assets;
conversion or exchange rights;  redemption provisions;  sinking fund provisions;
and voting  rights,  provided  that the holders of  preferred  stock will not be entitled  to vote  separately  as a class  except  where such class or series of preferred stock is adversely affected.

                                      -12-

Principal Reasons for Authorization

            As with  having  additional  shares of common  stock  available  for issuance,  the Board of  Directors  believes  that the  authorization  of "blank check"  preferred  stock is in our best  interests,  as it would give us greater flexibility  to  pursue  certain  transactions,  such as  financings,  strategic alliances  and  acquisitions,  without the delays and expenses  associated  with further  stockholder  action.  Such  delays  and  expenses  could  make  such  a transaction  impracticable,  cause us to miss an  opportunity  or  require us to structure a transaction in a less advantageous manner.

Effects of the Preferred Stock

            It is not possible to determine  the actual  effect of any series of preferred  stock until the Board of Directors  determines the rights  associated with such series of preferred  stock.  However,  while the Board of Directors is required  to make  such  determinations  based  on its  judgment  as to the best interests of the stockholders and us, effects of the issuance of preferred stock might  include (i)  restrictions  on the payment of  dividends to holders of our common  stock;  (ii)  dilution of voting power to the extent that the holders of preferred stock are given voting rights;  (iii) dilution of the equity interests and voting power of common  stockholders  if the preferred  stock is convertible into common stock; and (iv)  restrictions upon any distribution of assets to the holders  of our  common  stock  upon a  liquidation  or  dissolution  until  the
satisfaction   of  any   liquidation   preference   granted  to  the   preferred
stockholders.  An issuance of preferred stock could also dilute the earnings per share and book value per share of our common  stock.  Finally,  the  issuance of preferred  stock  could,  depending  on the terms of such  series,  make it more difficult for a third party to attempt to obtain control of us by merger, tender offer,  proxy contest or other means,  thus  discouraging  unsolicited  takeover attempts.

            If the  proposed  amendment  is  approved by  stockholders,  it will become  effective  upon its filing with the  Secretary  of State of the State of
Delaware.

Vote Required

            The affirmative vote of the holders of a majority of our outstanding common  stock is  required  to  approve  the  amendment  to our  Certificate  of
Incorporation in order to (i) change our name from Sporting Magic, Inc. to Next,
Inc.,  (ii)  update its  provisions  so that they are  consistent  with  current
Delaware law, (iii) increase our  authorized  common stock to 50,000,000  shares and (iv) provide for "blank check" preferred stock.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT.

         PROPOSAL NO. 4 - APPROVAL OF ADOPTION OF 2002 STOCK OPTION PLAN

Equity Compensation Plan Information

                                    Number of securities to      Weighted average       Number of
                                    be issued upon exercise      exercise price of      securities
                                    of outstanding options,    outstanding options,  remaining available
Plan category                         warrants and rights       warrants and rights   for future issuance
-------------                         -------------------       -------------------  --------------------

Equity compensation plans
approved by security holders:                 --                      --                    --

Equity compensation plans not
approved by security holders:            503,000(1)               $0.025                  497,000

                                     -------------------        ----------------        ----------

Total:                                   503,000                  $0.025                  497,000
                                     ===================        ================        ==========

                                      -13-

(1)         Represents  options  previously  issued by Next under its 2001 Stock
            Option Plan (the "Next Plan"). Upon consummation of the Exchange, we
            assumed  the  Next  Plan  and  all   preexisting   options   granted
            thereunder.  Pursuant  to  the  terms  of  the  Next  Plan  and  our assumption agreement, any options to acquire shares of Next's common stock  previously  granted  under the Next Plan were  replaced  with options to acquire shares of our common stock.

2002 Stock Option Plan

            The Board of Directors has unanimously  approved for submission to a vote of the  stockholders  a proposal  to adopt our 2002 Stock  Option Plan (the
"Plan").  The  purpose  of the  Plan is to  retain  current,  and  attract  new, employees, directors, consultants and advisors that have experience and ability, along with encouraging a sense of proprietorship and interest in our development and financial  success.  The Board of Directors  believes that option grants and other  forms of equity  participation  are an  increasingly  important  means to retain and compensate employees, directors, advisors and consultants.

            A  summary  of the Plan is set  forth  below,  and its full  text is attached  hereto as Exhibit B. The  following  discussion  is  qualified  in its entirety by reference to Exhibit B.

Administration of the Plan

            The Plan will be  administered  by a committee  consisting of two or more  "Non-Employee  Directors"  (as such term is  defined  in Rule 16b-3 of the
Securities  Exchange Act of 1934,  as amended) or "Outside  Directors"  (as such term is defined in  Section  162(m) of the  Internal  Revenue  Code of 1986,  as
amended)  (the  "Committee").  This  Committee  will have the power to determine eligible participants, when options may be granted, the number of shares subject to options, their duration, any conditions to their exercise, and the manner and price at  which  they may be  exercised.  In  making  such  determinations,  the
Committee  shall take into  account the nature and period of service of eligible
persons,   their   compensation   level,   their  past,  present  and  potential
contributions to us and such other factors as the Committee deems relevant.

            The Board of Directors is authorized to amend,  suspend or terminate the Plan, except that it is not authorized, without stockholder approval (except with regard to  adjustments  resulting from changes in  capitalization),  to (i)
increase the number of shares issuable under the Plan; (ii) materially  increase the benefits  accruing to the option  holders under the Plan;  (iii)  materially modify Plan  eligibility  requirements;  (iv)  decrease  the  exercise  price of options below the underlying  stock's fair market value on the grant date or (v)
extend the term of any option beyond that provided for in Section 5 of the Plan.

            Unless terminated earlier by the Committee,  the Plan will expire on
May 1, 2012.

Common Stock Subject to the Plan

            The Plan  provides  that  options may be granted  with  respect to a total of 2,000,000  shares of our common stock.  The maximum number of shares of common  stock  that can be  subject  to  options  granted  under the Plan to any individual  shall not exceed  200,000 in any  calendar  year.  In the event of a merger,  reorganization,  consolidation,  recapitalization,  stock dividend,  or other  change in our  corporate  structure  that affects our common  stock,  the
Committee shall make an appropriate and equitable adjustment to the terms of any outstanding options such that each option holder's  proportionate interest in us remains  the same.  If any  options  expire or  terminate  prior to being  fully exercised,  the unpurchased  underlying  stock shall remain available for future option grants.

Participation

            Any employee,  officer or director of, and any consultant or advisor to, us or any of our  subsidiaries  shall be eligible to receive  stock  options under the Plan.  However,  only employees of our subsidiaries and us can receive incentive stock options.

                                      -14-

Option Price

            The  exercise  price  of each  option  shall  be  determined  by the
Committee, but may not be less than 100% of the Fair Market Value (as defined in the  Plan) of the  underlying  common  stock on the  option  grant  date.  If an incentive  stock  option is granted to an employee who owns more than 10% of the total combined  voting power of all our capital  stock,  then its exercise price may not be less  than 110% of the Fair  Market  Value of the  underlying  common stock on the option grant date.

Term of Options

            The Committee shall, in its discretion, fix the term of each option;
provided,  however,  that the  maximum  term of any  option  shall not exceed 10 years. Moreover,  incentive stock options granted to employees who own more than
10% of the total  combined  voting  power of our capital  stock shall not exceed five  years.  The Plan  provides  for the  earlier  expiration  of  options of a participant in the event of certain terminations of employment or engagement or, if the Committee so determines, in the event of a change in control.

Restrictions on Transfer and Exercise

            Generally,  an option may not be  transferred or assigned other than by will or the laws of descent and distribution  and, during the lifetime of the option holder,  may be exercised  solely by him. The aggregate Fair Market Value
(determined at the time the incentive  stock option is granted) of the shares as to which an  employee  may first  exercise  incentive  stock  options in any one calendar year under all of our incentive stock option plans and our subsidiaries may not exceed  $100,000.  The  Committee  may impose  any other  conditions  to exercise as it deems appropriate.

Registration of Shares

            We may file a  registration  statement  under the  Securities Act of
1933, as amended, with respect to the common stock issuable pursuant to the Plan following stockholder approval.

Rule 16b-3 Compliance

            In all cases, the terms,  provisions,  conditions and limitations of the Plan shall be construed  and  interpreted  so as to be  consistent  with the provisions of Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

Tax Treatment of Incentive Stock Options

            In general,  no taxable  income for federal income tax purposes will be recognized by an option holder upon receipt or exercise of an incentive stock option, and we will not then be entitled to any tax deduction. Assuming that the option  holder does not dispose of the option shares before the later of (i) two years after the date of grant or (ii) one year after the exercise of the option, upon any such  disposition,  the option holder will recognize capital gain equal to the difference between the sale price on disposition and the exercise price.

            If,  however,  the option holder disposes of his option shares prior to the expiration of the required  holding  period,  he will recognize  ordinary income for federal income tax purposes in the year of  disposition  equal to the lesser of (i) the difference  between the fair market value of the shares at the date of exercise and the exercise price, or (ii) the difference between the sale price upon  disposition  and the exercise  price.  Any  additional  gain on such disqualifying  disposition will be treated as capital gain. In addition, if such a disqualifying disposition is made by the option holder, we will be entitled to a deduction  equal to the amount of  ordinary  income  recognized  by the option holder provided that such amount  constitutes an ordinary and reasonable expense of ours.

                                      -15-

Tax Treatment of Nonqualified Stock Options

            No  taxable  income  will be  recognized  by an option  holder  upon receipt of a  nonqualified  stock  option,  and we will not be entitled to a tax deduction for such grant.

            Upon the exercise of a nonqualified  stock option, the option holder will include in taxable income,  for federal income tax purposes,  the excess in value  on  the  date  of  exercise  of  the  shares  acquired  pursuant  to  the nonqualified stock option over the exercise price. Upon a subsequent sale of the shares,  the option  holder will derive  short-term  or long-term  gain or loss, depending upon the option  holder's  holding  period for the shares,  commencing upon  the  exercise  of the  option,  and upon the  subsequent  appreciation  or depreciation in the value of the shares.

            We generally  will be entitled to a  corresponding  deduction at the time that the  participant is required to include the value of the shares in his income.

Withholding of Tax

            We are permitted to deduct and withhold  amounts required to satisfy our withholding tax liabilities with respect to our employees.

Option Grants

            Options to  purchase  shares of our  common  stock have not yet been granted  pursuant to the Plan,  although it is anticipated  that options will be granted in the near future.

Vote Required

            The affirmative vote of the holders of a majority of our outstanding common stock is required for approval of the adoption of the Plan.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE ADOPTION OF THE PLAN.

        PROPOSAL NO. 5       RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC
                             ACCOUNTANTS

            On February 13, 2002, the Board of Directors dismissed Farber & Hass
LLP ("FH") as our independent  public  accountants and engaged Marcum & Kliegman
LLP ("MK") to serve as our  independent  public  accountants for the fiscal year ending November 30, 2002. The reports of FH on our financial  statements for the years ended August 31, 2000 and 2001 each  contain a going  concern  opinion.  A going concern opinion  indicates that our independent  accountants  believe that substantial  doubt  exists  regarding  our  ability  to  continue  to  remain in business.  During the fiscal years ended August 31, 2000 and 2001 and during the subsequent interim period through February 13, 2002, there were no disagreements with FH on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures  which  disagreements if not resolved to the  satisfaction  of FH would have caused them to make reference  thereto in their report on the financial statements for such years. During the fiscal years ended August 31, 2000 and 2001 and during the subsequent  interim period through
February  13,  2002,  there  were  no  reportable  events  (as  defined  in Item
304(a)(1)(v)  of Regulation  S-K).  FH has provided us with a letter  expressing their agreement with the disclosure set forth in this paragraph.

            During  the two most  recent  fiscal  years and  subsequent  interim periods,  we have not consulted with MK regarding (i) either the  application of accounting principles to a specified transaction,  either completed or proposed, or the type of audit opinion that might be rendered on its financial statements, or (ii) any matter that was either the subject of  disagreement on any matter of

                                      -16-

accounting  principles or practices,  financial statement disclosure or auditing scope or procedures or a reportable  event (as defined in Item  304(a)(1)(v)  of
Regulation S-K).

            Although the appointment of auditors does not require  ratification, the Board of  Directors  has  directed  that such  appointment  be  submitted to stockholders for ratification due to its significance. A representative of MK is expected to be present at the annual meeting,  at which time he or she will have the  opportunity  to  make  a  desired  statement  and  respond  to  stockholder questions.

            Audit Fees: The aggregate fees billed for professional  services for the audit of our annual financial  statements for the year ended August 31, 2001 was $10,000, as we had no operations during that period.

            Financial Information Systems Design and Implementation Fees: None

            All Other Fees:  FH did not perform any  additional  services for us during the fiscal year ended August 31, 2001.

Recommendation of the Board of Directors

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
APPOINTMENT OF MARCUM & KLIEGMAN LLP AS OUR INDEPENDENT  PUBLIC  ACCOUNTANTS FOR
THE FISCAL YEAR ENDING NOVEMBER 30, 2002.

                                  OTHER MATTERS

            The Board of Directors does not know of any matter, other than those described above that may be presented for action at the annual  meeting.  If any other matter or proposal should be presented and should properly come before the meeting for action,  the persons named in the accompanying  proxy will vote upon such matter or proposal in accordance with their best judgment.

                                      -17-

Exhibit A
---------

                                   NEXT, INC.

                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

            NEXT,  INC., a corporation  organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

            FIRST: The name of the Corporation is NEXT, INC.

            SECOND:   The  name  under  which  the  Corporation  was  originally incorporated  was EKS RN CON INC.,  and the date of the  filing of its  original
Certificate of Incorporation with the Secretary of State was January 2, 1987.

            THIRD:  This Amended and Restated  Certificate of Incorporation  has
been duly adopted by the Board of Directors  with approval by the  Corporation's stockholders  in  accordance  with  Sections  228,  242 and 245 of the  Delaware
General  Corporation  Law  ("DGCL")  and  the  Board  of  Directors,   with  the
stockholder's  approval,  has resolved that the Certificate of  Incorporation of the  Corporation  be deleted in its entirety  and replaced in its entirety  with this Amended and Restated Certificate of Incorporation of Next, Inc.

            FOURTH:  The text of the Corporation's  Certificate of Incorporation is hereby restated to read as herein set forth in full:

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                                   NEXT, INC.

            FIRST: The name of the Corporation is NEXT, INC.

            SECOND: The address,  including street,  number,  city and county of the registered  office of the  Corporation in the State of Delaware is 615 South
DuPont  Highway,  Dover,  Delaware  19901,  County of Kent;  and the name of the registered  agent of the Corporation in the State of Delaware at such address is
National Corporate Research, Ltd.

            THIRD:  The nature of the  business,  and the objects  and  purposes proposed to be transacted,  promoted and carried on, are to do any lawful act or thing for which a corporation may be organized under the General Corporation Law of the State of Delaware.

            FOURTH: (a) The total number of shares of all classes of stock which the Company shall have authority to issue is sixty million (60,000,000) of which ten million  (10,000,000)  shall be designated  Preferred Stock, par value $.001 per share (hereinafter the "Preferred  Stock"),  and fifty million  (50,000,000)
shall be  designated  Common  Stock,  no par value per  share  (hereinafter  the
"Common Stock").

                (b) The Board of Directors is  expressly  authorized  to provide for the  issuance of all or any shares of the  Preferred  Stock,  in one or more series, and to fix for each such series such voting powers,  full or limited, or
no  voting   powers,   and  such   designations,   preferences   and   relative,
participating,  optional  or  other  special  rights  and  such  qualifications, limitations  or  restrictions  thereof as shall be stated and  expressed  in the resolution or  resolutions  adopted by the Board of Directors  providing for the issue of such series and as may be permitted by the Delaware General Corporation
Law. The number of authorized  shares of Preferred  Stock may be increased  (but not above the number of  authorized  shares of the class) or decreased  (but not

                                      -18-

below the number of shares thereof then outstanding)."

            FIFTH:  The name and the mailing  address of the  incorporator is as follows:

                                 Frances Madeson
                 Olshan Grundman Frome Rosenzweig & Wolosky LLP
                                 505 Park Avenue
                            New York, New York 10022

            SIXTH: The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by paragraph (7) of subsection
(b) of Section 102 of the General  Corporation Law of the State of Delaware,  as
same may be amended and supplemented. Any repeal or modification of this Article
SIXTH by the  stockholders  of the  Corporation  shall not adversely  affect any right or  protection  of a director of the  Corporation  with  respect to events occurring prior to the time of such repeal or modification.

            SEVENTH:  The Corporation  shall, to the fullest extent permitted by
Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and  supplemented,  indemnify  any and all persons  whom it shall have power to  indemnify  under said section from and against any and all of the expenses,  liabilities  or  other  matters  referred  to in or  covered  by said section,  and the  indemnification  provided  for  herein  shall  not be  deemed exclusive of any other rights to which those  indemnified  may be entitled under any By-Law,  agreement,  vote of  stockholders  or  disinterested  directors  or otherwise,  both as to action in their  official  capacities and as to action in another  capacity while holding such offices,  and shall continue as to a person who has ceased to be a director,  officer,  employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

            EIGHTH: The Corporation  reserves the right to amend,  alter, change or repeal any provision contained in this Certificate of Incorporation,  and any other provisions  authorized by the laws of the State of Delaware at the time in force may be added or  inserted,  subject to the  limitations  set forth in this
Certificate of Incorporation and in the manner now or hereafter  provided herein by statue,  and all rights,  preferences  and  privileges of  whatsoever  nature conferred upon  stockholders,  directors or any other persons  whomsoever by and pursuant to this  Certificate of Incorporation in its present form or as amended are granted subject to the rights reserved in this Article EIGHTH.

            NINTH: The Corporation  hereby confers the power to adopt,  amend or repeal its By-Laws upon the Board of  Directors.  Notwithstanding  the forgoing, such  power  shall not  divest or limit  the  power of the  stockholders  of the
Corporation to adopt, amend or repeal the By-Laws of the Corporation.

            IN WITNESS  WHEREOF,  we have  executed  this  Amended and  Restated
Certificate as of August __, 2002.

                                          NEXT, INC.

                                          By:_______________________________
                                             Dan Cooke, President

                                          By:_______________________________
                                             Charles Thompson, Secretary

                                      -19-

Exhibit B
---------

                                   NEXT, INC.

                             2002 STOCK OPTION PLAN

1.          Purpose of the Plan.
            -------------------

            This  2002  Stock  Option  Plan  (the  "Plan")  is  intended  as  an incentive, to retain in the employ of and as directors, consultants and advisors to Next, Inc., a Delaware  corporation (the "Company") and any Subsidiary of the
Company,  within the  meaning of Section  424(f) of the United  States  Internal
Revenue Code of 1986, as amended (the "Code"),  persons of training,  experience and ability, to attract new employees, directors, consultants and advisors whose services are considered  valuable,  to encourage the sense of proprietorship and to  stimulate  the  active  interest  of such  persons  in the  development  and financial success of the Company and its Subsidiaries.

            It is further  intended that certain options granted pursuant to the
Plan shall constitute  incentive stock options within the meaning of Section 422 of the Code (the  "Incentive  Options")  while  certain  other  options  granted pursuant to the Plan shall be  nonqualified  stock  options  (the  "Nonqualified
Options").  Incentive Options and Nonqualified  Options are hereinafter referred to collectively as "Options."

            The  Company  intends  that the Plan meet the  requirements  of Rule
16b-3 ("Rule 16b-3")  promulgated under the Securities  Exchange Act of 1934, as amended (the  "Exchange  Act") and that  transactions  of the type  specified in subparagraphs  (c) to (f)  inclusive of Rule 16b-3 by officers and  directors of the Company  pursuant to the Plan will be exempt from the  operation  of Section
16(b)  of the  Exchange  Act.  Further,  the Plan is  intended  to  satisfy  the performance-based  compensation exception to the limitation on the Company's tax deductions  imposed by Section  162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions,  conditions  and  limitations  of the Plan  shall be  construed  and interpreted consistent with the Company's intent as stated in this Section 1.

2.          Administration of the Plan.
            --------------------------

            The Board of Directors of the Company (the  "Board")  shall  appoint and  maintain  as  administrator  of the  Plan  a  Committee  (the  "Committee")
consisting of two or more  directors who are  "Non-Employee  Directors" (as such term is defined in Rule 16b-3) or "Outside  Directors"  (as such term is defined in Section 162(m) of the Code),  which shall serve at the pleasure of the Board.
The  Committee,  subject to  Sections 3 and 5 hereof,  shall have full power and authority  to  designate  recipients  of  Options,  to  determine  the terms and conditions of respective  Option agreements (which need not be identical) and to interpret  the  provisions  and supervise the  administration  of the Plan.  The
Committee  shall have the  authority,  without  limitation,  to designate  which
Options  granted  under the Plan shall be  Incentive  Options and which shall be
Nonqualified  Options. To the extent any Option does not qualify as an Incentive
Option, it shall constitute a separate Nonqualified Option.

            Subject to the provisions of the Plan, the Committee shall interpret the Plan and all  Options  granted  under the Plan,  shall make such rules as it deems necessary for the proper  administration of the Plan, shall make all other determinations  necessary or advisable  for the  administration  of the Plan and shall correct any defects or supply any omission or reconcile any  inconsistency in the Plan or in any  Options  granted  under the Plan in the manner and to the extent that the Committee  deems  desirable to carry into effect the Plan or any
Options.  The act or  determination  of a majority of the Committee shall be the act or  determination  of the Committee and any decision  reduced to writing and signed by all of the members of the Committee  shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or  determination  made by the Committee  pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

            In the event that for any reason the  Committee  is unable to act or if the Committee at the time of any grant,  award or other acquisition under the
Plan of Options or Stock (as  hereinafter  defined)  does not  consist of two or more Non-Employee  Directors,  or if there shall be no such Committee,  then the
Plan shall be administered by the Board, and references  herein to the Committee

                                      -20-

(except in the proviso to this sentence) shall be deemed to be references to the
Board,  and any such  grant,  award  or other  acquisition  may be  approved  or ratified in any other manner  contemplated  by  subparagraph  (d) of Rule 16b-3;
provided, however, that options granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated  officers that are intended to qualify as  performance-based  compensation  under Section 162(m) of the Code may only be granted by the Committee.

3.          Designation of Optionees.
            ------------------------

            The persons eligible for  participation in the Plan as recipients of
Options (the "Optionees")  shall include  employees,  officers and directors of, and consultants  and advisors to, the Company or any  Subsidiary;  provided that
Incentive  Options  may only be  granted to  employees  of the  Company  and the
Subsidiaries. In selecting Optionees, and in determining the number of shares to be covered by each Option  granted to Optionees,  the Committee may consider any factors it deems relevant,  including without limitation, the office or position held  by the  Optionee  or the  Optionee's  relationship  to  the  Company,  the
Optionee's  degree of  responsibility  for and  contribution  to the  growth and success of the Company or any Subsidiary, the Optionee's length of service, age, promotions and potential.  An Optionee who has been granted an Option  hereunder may be  granted an  additional  Option or  Options,  if the  Committee  shall so determine.

4.          Stock Reserved for the Plan.
            ---------------------------

            Subject to  adjustment  as provided in Section 7 hereof,  a total of
2,000,000 shares of the Company's Common Stock,  $0.001 par value per share (the
"Stock"),  shall be subject to the Plan.  The maximum  number of shares of Stock that may be subject to options  granted under the Plan to any  individual in any calendar year shall not exceed  200,000,  and the method of counting such shares shall conform to any requirements  applicable to performance-based  compensation under Section  162(m) of the Code. The shares of Stock subject to the Plan shall consist of unissued shares,  treasury shares or previously issued shares held by any  Subsidiary of the Company,  and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the
Plan  shall  cease to be  reserved  for the  purposes  of the  Plan,  but  until termination  of the Plan the  Company  shall at all times  reserve a  sufficient number of  shares of Stock to meet the  requirements  of the  Plan.  Should  any
Option expire or be canceled  prior to its exercise in full or should the number of shares of Stock to be  delivered  upon the  exercise  in full of an Option be reduced for any reason,  the shares of Stock theretofore  subject to such Option may be subject to future Options under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code.

5.          Terms and Conditions of Options.
            -------------------------------

            Options  granted  under the Plan shall be  subject to the  following
conditions  and  shall  contain  such  additional  terms  and  conditions,   not
inconsistent with the terms of the Plan, as the Committee shall deem desirable:

               (a)  Option  Price.  The  purchase  price of each  share of Stock purchasable  under an Incentive  Option shall be  determined by the Committee at the time of grant,  but shall not be less than 100% of the Fair Market Value (as defined  below)  of such  share of Stock on the  date  the  Option  is  granted;
provided,  however,  that with  respect  to an  Optionee  who,  at the time such
Incentive  Option is granted,  owns (within the meaning of Section 424(d) of the
Code) more than 10% of the total  combined  voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least  110% of the Fair  Market  Value  per  share of Stock on the date of
grant.  The  purchase  price  of  each  share  of  Stock   purchasable  under  a
Nonqualified  Option shall not be less than 80% of the Fair Market Value of such share of Stock on the date the Option is granted; provided,  however, that if an option  granted  to  the  Company's  Chief  Executive  Officer  or to any of the
Company's other four most highly compensated  officers is intended to qualify as performance-based  compensation  under Section  162(m) of the Code, the exercise price of such Option  shall not be less than 100% of the Fair  Market  Value (as such term is  defined  below) of such  share of Stock on the date the  Option is granted.  The exercise  price for each Option shall be subject to  adjustment as provided in Section 7 below. "Fair Market Value" means the closing price of

                                      -21-

publicly  traded shares of Stock on the principal  securities  exchange on which shares of Stock are  listed (if the  shares of Stock are so  listed),  or on the
NASDAQ Stock Market (if the shares of Stock are  regularly  quoted on the NASDAQ
Stock Market),  or, if not so listed or regularly  quoted,  the mean between the closing  bid and  asked  prices  of  publicly  traded  shares  of  Stock  in the over-the-counter  market,  or,  if  such  bid  and  asked  prices  shall  not be available,  as reported by any nationally  recognized quotation service selected by the Company,  or as determined by the Committee in a manner  consistent  with the  provisions  of the Code.  Anything  in this  Section  5(a) to the  contrary notwithstanding,  in no event  shall the  purchase  price of a share of Stock be less than the  minimum  price  permitted  under the  rules and  policies  of any national securities exchange on which the shares of Stock are listed.

               (b) Option  Term.  The term of each Option  shall be fixed by the
Committee, but no Option shall be exercisable more than ten years after the date such  Option is granted  and in the case of an  Incentive  Option  granted to an
Optionee  who, at the time such  Incentive  Option is granted,  owns (within the meaning  of  Section  424(d)  of the Code)  more than 10% of the total  combined voting  power of all  classes of stock of the Company or of any  Subsidiary,  no such Incentive  Option shall be exercisable  more than five years after the date such Incentive Option is granted.

               (c) Exercisability. Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant.

               Upon  the  occurrence  of a Change  in  Control  (as  hereinafter defined),  the  Committee  may  accelerate  the  vesting and  exercisability  of outstanding  Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion,  the Committee may also determine that, upon the  occurrence  of a Change in  Control,  each  outstanding  Option  shall terminate  within a  specified  number  of days  after  notice  to the  Optionee thereunder,  and each such Optionee shall receive, with respect to each share of
Company Stock subject to such Option,  an amount equal to the excess of the Fair
Market Value of such shares immediately prior to such Change in Control over the exercise  price per share of such Option;  such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination  thereof,  as the Committee shall determine in its sole discretion.

               For purposes of the Plan, a Change in Control  shall be deemed to have occurred if:

                    (i) a tender  offer (or series of related  offers)  shall be made and consummated for the ownership of 50% or more of the outstanding  voting securities of the Company, unless as a result of such tender offer more than 50%
of the outstanding  voting securities of the surviving or resulting  corporation shall be owned in the  aggregate by the  shareholders  of the Company (as of the time immediately prior to the commencement of such offer),  any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

                    (ii)  the  Company  shall be  merged  or  consolidated  with another  corporation,  unless as a result of such merger or  consolidation  more than 50% of the  outstanding  voting  securities  of the  surviving or resulting corporation  shall be owned in the aggregate by the  shareholders of the Company
(as of the time  immediately  prior to such  transaction),  any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

                    (iii) the Company shall sell substantially all of its assets to another  corporation  that is not wholly  owned by the  Company,  unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the  shareholders  of the Company (as of the time  immediately  prior to such transaction),  any employee  benefit plan of the Company or its Subsidiaries and their affiliates; or

                    (iv) a Person (as defined  below) shall  acquire 50% or more
of  the  outstanding   voting  securities  of  the  Company  (whether  directly,
indirectly,  beneficially or of record),  unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation  shall be owned in the aggregate by the  shareholders of the Company
(as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries,  and their affiliates.

                                      -22-

                    For  purposes  of this  Section  5(c),  ownership  of voting securities shall take into account and shall include  ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof)
under the Exchange Act. In addition, for such purposes,  "Person" shall have the meaning  given in Section  3(a)(9) of the Exchange  Act, as modified and used in
Sections  13(d) and 14(d) thereof;  however,  a Person shall not include (A) the
Company or any of its  Subsidiaries;  (B) a trustee or other  fiduciary  holding securities  under  an  employee  benefit  plan  of  the  Company  or  any of its
Subsidiaries;  (C) an underwriter  temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

                (d) Method of Exercise.  Options to the extent then  exercisable may be  exercised in whole or in part at any time during the option  period,  by giving written notice to the Company specifying the number of shares of Stock to be purchased,  accompanied by payment in full of the purchase price, in cash, or by check or such other  instrument  as may be acceptable  to the  Committee.  As determined by the Committee, in its sole discretion,  at or after grant, payment in full or in part may be made at the  election of the  Optionee (i) in the form of Stock owned by the  Optionee  (based on the Fair Market Value of the Stock on the trading day before the Option is exercised)  which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the
Company  from the shares of Stock  otherwise to be received  with such  withheld shares of Stock having a Fair Market Value on the date of exercise  equal to the exercise  price  of the  Option,  or (iii) by a  combination  of the  foregoing, provided that the combined value of all cash and cash  equivalents  and the Fair
Market Value of any shares  surrendered to the Company is at least equal to such exercise  price and except with  respect to (ii)  above,  such method of payment will not cause a  disqualifying  disposition  of all or a  portion  of the Stock received upon exercise of an Incentive  Option. An Optionee shall have the right to dividends and other rights of a  stockholder  with respect to shares of Stock purchased  upon  exercise  of an Option at such time as the  Optionee  has given written notice of exercise,  paid in full for such shares and has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

                (e) Non-transferability of Options. Options are not transferable and may be  exercised  solely by the  Optionee  during his lifetime or after his death by the person or persons  entitled  thereto  under his will or the laws of descent and distribution.  The Committee,  in its sole discretion,  may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee or (ii) a member of the Optionee's  immediate  family (or a trust for his or her benefit). Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution,  attachment or similar process, any Option contrary to the provisions  hereof shall be void and  ineffective and shall give no right to the purported transferee.

                (f)  Termination by Death.  Unless  otherwise  determined by the
Committee at grant, if any Optionee's  employment with or service to the Company or any  Subsidiary  terminates by reason of death,  the Option may thereafter be exercised,  to the extent then exercisable (or on such accelerated  basis as the
Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee  under the will of the Optionee,  for a period of one year after the date of such death or until the  expiration  of the stated  term of such  Option as  provided  under the Plan,  whichever  period is shorter.

                (g)  Termination  by  Reason  of  Disability.  Unless  otherwise determined  by the  Committee at grant,  if any  Optionee's  employment  with or service  to the  Company  or any  Subsidiary  terminates  by reason of total and permanent  disability,  any  Option  held by such  Optionee  may  thereafter  be exercised,  to the extent it was  exercisable at the time of termination  due to disability (or on such accelerated  basis as the Committee shall determine at or after  grant),  but may not be  exercised  after 30 days  after the date of such termination  of  employment  or service or the  expiration of the stated term of such  Option,  whichever  period is shorter;  provided,  however,  that,  if the
Optionee dies within such 30-day  period,  any  unexercised  Option held by such
Optionee  shall  thereafter  be  exercisable  to  the  extent  to  which  it was exercisable at the time of death for a period of one year after the date of such death or for the stated term of such Option, whichever period is shorter.

                                      -23-

                (h)  Termination  by  Reason  of  Retirement.  Unless  otherwise determined  by the  Committee at grant,  if any  Optionee's  employment  with or service to the Company or any Subsidiary terminates by reason of Normal or Early
Retirement (as such terms are defined  below),  any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such
Retirement (or on such accelerated  basis as the Committee shall determine at or after  grant),  but may not be  exercised  after 30 days  after the date of such termination  of  employment  or service or the  expiration of the stated term of such  Option,  whichever  period is shorter;  provided,  however,  that,  if the
Optionee dies within such 30-day  period,  any  unexercised  Option held by such
Optionee  shall  thereafter  be  exercisable,  to the  extent  to  which  it was exercisable  at the time of death,  for a period  of one year  after the date of such death or for the stated term of such Option, whichever period is shorter.

                For purposes of this  paragraph  (h) "Normal  Retirement"  shall mean retirement from active  employment with the Company or any Subsidiary on or after  the  normal  retirement  date  specified  in the  applicable  Company  or
Subsidiary  pension  plan  or if no  such  pension  plan,  age  65,  and  "Early
Retirement" shall mean retirement from active employment with the Company or any
Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

                (i)  Other  Termination.  Unless  otherwise  determined  by  the
Committee at grant, if any Optionee's  employment with or service to the Company or any  Subsidiary  terminates  for any reason other than death,  disability  or
Normal or Early Retirement,  the Option shall thereupon  terminate,  except that the portion of any Option that was  exercisable on the date of such  termination of  employment  or service may be exercised  for the lesser of 30 days after the date of  termination  or the  balance of such  Option's  term if the  Optionee's employment  or service with the Company or any  Subsidiary  is terminated by the
Company  or such  Subsidiary  without  cause  (the  determination  as to whether termination  was for  cause to be made by the  Committee).  The  transfer  of an
Optionee  from the  employ of or  service  to the  Company  to the  employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination  of employment or service for purposes of the Plan.

                (j)  Limit on Value of  Incentive  Option.  The  aggregate  Fair
Market  Value,  determined as of the date the  Incentive  Option is granted,  of
Stock for which  Incentive  Options  are  exercisable  for the first time by any
Optionee  during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

                (k)  Incentive  Option  Shares.  A grant of an Incentive  Option under this Plan shall  provide  that (a) the  Optionee  shall be  required  as a condition of the exercise to furnish to the Company any payroll (employment) tax required to be withheld, and (b) if the Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Stock issued to him upon exercise of an Incentive  Option granted  under the Plan within the two-year  period  commencing on the day after the date of the  grant of such  Incentive  Option or  within a  one-year  period commencing  on the day after the date of  transfer of the share or shares to him pursuant to the  exercise of such  Incentive  Option,  he shall,  within 10 days after such  disposition,  notify the Company thereof and immediately  deliver to the  Company any amount of United  States  federal,  state and local  income tax withholding required by law.

6.          Term of Plan.
            ------------

                No Option shall be granted  pursuant to the Plan on or after May
1, 2012, but Options theretofore granted may extend beyond that date.

7.          Capital Change of the Company.
            -----------------------------

                In the  event  of  any  merger,  reorganization,  consolidation, recapitalization,  stock  dividend,  or  other  change  in  corporate  structure affecting  the Stock,  the  Committee  shall make an  appropriate  and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number  and option  price of shares  subject to  outstanding  Options granted  under  the Plan,  to the end that  after  such  event  each  Optionee's proportionate  interest shall be maintained as immediately before the occurrence of such event.  The Committee  shall,  to the extent  feasible,  make such other

                                      -24-

adjustments as may be required under the tax laws so that any Incentive  Options previously  granted shall not be deemed  modified  within the meaning of Section
424(h) of the Code.

8.          Purchase for Investment.
            -----------------------

                Unless  the  Options  and  shares  covered by the Plan have been registered under the Securities Act of 1933, as amended (the "Securities  Act"), or the Company has determined that such registration is unnecessary, each person exercising  an Option  under the Plan may be  required  by the Company to give a representation  in writing that he is  acquiring  the shares for his own account for  investment  and not with a view to,  or for sale in  connection  with,  the distribution of any part thereof.

9.          Taxes.
            -----

                The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options granted under the
Plan  with  respect  to  the  withholding  of any  taxes  (including  income  or employment taxes) or any other tax matters.

10.         Effective Date of Plan.
            ----------------------

                The Plan shall be  effective  on May 1, 2002,  provided  however that the Plan shall  subsequently  be approved by majority vote of the Company's stockholders not later than May 1, 2002.

11.         Amendment and Termination.
            -------------------------

                The Board may amend, suspend, or terminate the Plan, except that no amendment  shall be made that would  impair the rights of any Optionee  under any Option theretofore granted without the Optionee's  consent,  and except that no amendment  shall be made which,  without the approval of the  stockholders of the Company would:

                (a) materially  increase the number of shares that may be issued under the Plan, except as is provided in Section 7;

                (b) materially  increase the benefits  accruing to the Optionees under the Plan;

                (c) materially  modify the  requirements  as to eligibility  for participation in the Plan;

                (d) decrease the exercise  price of an Incentive  Option to less than  100% of the  Fair  Market  Value  per  share of Stock on the date of grant thereof or the exercise price of a  Nonqualified  Option to less than 80% of the
Fair Market Value per share of Stock on the date of grant thereof; or

                (e) extend the term of any Option  beyond that  provided  for in
Section 5(b).

                The  Committee  may amend the  terms of any  Option  theretofore granted, prospectively or retroactively,  but no such amendment shall impair the rights of any Optionee  without the Optionee's  consent.  The Committee may also substitute new Options for previously granted Options, including options granted under other plans  applicable to the participant and previously  granted Options having  higher  option  prices,  upon  such  terms  as the  Committee  may  deem appropriate.

12.         Government Regulations.
            ----------------------

                The Plan, and the grant and exercise of Options  hereunder,  and the  obligation  of the Company to sell and deliver  shares under such  Options, shall be subject to all  applicable  laws,  rules and  regulations,  and to such approvals  by any  governmental  agencies,  national  securities  exchanges  and interdealer quotation systems as may be required.

                                      -25-

13.         General Provisions.
            ------------------

                (a) Certificates. All certificates for shares of Stock delivered under  the Plan  shall  be  subject  to such  stop  transfer  orders  and  other restrictions  as the Committee may deem advisable  under the rules,  regulations and other  requirements  of the  Securities  and Exchange  Commission,  or other securities  commission  having  jurisdiction,  any  applicable  Federal or state securities  law, any stock exchange or interdealer  quotation  system upon which the  Stock is then  listed  or traded  and the  Committee  may cause a legend or legends to be placed on any such  certificates to make appropriate  reference to such restrictions.

                (b)  Employment  Matters.  The  adoption  of the Plan  shall not confer upon any Optionee of the Company or any Subsidiary any right to continued
employment or, in the case of an Optionee who is a director,  continued  service as a director,  with the Company or a Subsidiary,  as the case may be, nor shall it  interfere  in any way with the right of the  Company  or any  Subsidiary  to terminate  the  employment  of any of its  employees,  the service of any of its directors or the retention of any of its consultants or advisors at any time.

                (c)  Limitation  of  Liability.  No  member  of the Board or the
Committee,  or any officer or  employee  of the Company  acting on behalf of the
Board or the Committee, shall be personally liable for any action, determination or interpretation  taken or made in good faith with respect to the Plan, and all members of the Board or the  Committee  and each and any  officer or employee of the Company  acting on their behalf  shall,  to the extent  permitted by law, be fully  indemnified  and  protected by the Company in respect of any such action, determination or interpretation.

                (d) Registration of Stock.  Notwithstanding  any other provision in the Plan, no Option may be exercised  unless and until the Stock to be issued upon the  exercise  thereof has been  registered  under the  Securities  Act and applicable  state  securities  laws,  or are,  in the  opinion of counsel to the
Company,  exempt from such registration in the United States.  The Company shall not be under any  obligation  to  register  under  applicable  federal  or state securities  laws any Stock to be issued upon the  exercise of an Option  granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock  subject  to such  Option,  although  the  Company  may in its sole discretion  register such Stock at such time as the Company shall determine.  If the Company  chooses to comply with such an  exemption  from  registration,  the
Stock issued  under the Plan may, at the  direction  of the  Committee,  bear an appropriate  restrictive  legend restricting the transfer or pledge of the Stock represented  thereby,  and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company's transfer agent.

                                             NEXT, INC.

                                             May 1, 2002

                                      -26-